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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 16, 1999, except as to items described in Note 10 as to which the date is November 3, 1999, relating to the financial statements, which appear in the Registration Statement on Form S-1 (No. 333-87299) of Digital Impact, Inc.


PricewaterhouseCoopers LLP

San Jose, California
April 13, 2000